Prudential Government Money Market Fund, Inc.

Supplement dated June 14, 2016 to the
Currently Effective Prospectus and Statement of Additional Information

Effective immediately, the following changes are made to the Fund’s Statutory Prospectus and Statement of Additional Information (SAI) and are in addition to any existing supplement. This supplement should be read in conjunction with your Statutory Prospectus and SAI and be retained for future reference.

I.	The section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares” is hereby amended by including the following disclosure in the sub-section entitled “Understanding the Price You’ll Pay”:

The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE.

II.	Part II of the Fund’s SAI entitled “Net Asset Value” is hereby amended by including the following disclosure:

The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE.

LR875